Other operating income/(expense) - Information about Other Operating Income Expense (Detail) - GBP (£) £ in Millions		12 Months Ended
		Dec. 31, 2022	Dec. 31, 2021 [2]	Dec. 31, 2020 [2]
Disclosure of other operating income expense [abstract]
Upfront settlement income	[1]	£ 922
Fair value remeasurements of equity investments		256	£ 37	£ (6)
Disposal of businesses and assets		215	552	2,621
Fair value remeasurements on contingent consideration recognised in business combinations		(1,607)	(1,058)	(1,286)
Remeasurement of ViiV Healthcare put option liabilities and preferential dividends		(85)	(48)	52
Fair value adjustments on derivative financial instruments		3	(4)	20
Other income		61	17	62
Other operating income expense		£ (235)	£ (504)	£ 1,463

[1]	On 1 February 2022, ViiV Healthcare reached agreement with Gilead Sciences, Inc (Gilead) to settle the global patent infringement litigation relating to the commercialisation of Gilead’s Biktarvy concerning ViiV Healthcare’s patents relating to dolutegravir, an anti-retroviral medication used, together with other medicines, to treat human immunodeficiency virus (HIV). Under the terms of the global settlement and licensing agreement, Gilead made an upfront payment of $1.25 billion (£922 million) to ViiV Healthcare on 15 February 2022. In addition, Gilead will also pay a 3% royalty on all future US sales of Biktarvy and in respect of the bictegravir component of any other future bictegravir-containing products sold in the US. These royalties will be payable by Gilead to ViiV Healthcare from 1 February 2022 until the expiry of ViiV Healthcare’s US Patent No. 8,129,385 on 5 October 2027 and will be recorded as Royalty income in the Income Statement.
[2]	The 2021 and 2020 comparatives have been restated on a consistent basis from those previously published to reflect the demerger of the Consumer Healthcare business (see Note 41).